United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 5, 2022

Date of Report (Date of earliest event reported)

A SPAC II Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40318	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

289 Beach Road #03-01 Singapore 199552	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6818 5796

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, with no par value, one-half of one redeemable warrant and one right to receive one-tenth of one Class A ordinary share	ASCBU	The Nasdaq Global Market LLC
Class A ordinary shares included as part of the units	ASCB	The Nasdaq Global Market LLC
Rights included as part of the units	ASCBR	The Nasdaq Global Market LLC
Warrants included as part of the units	ASCBW	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01. Other Events

As previously disclosed on a Current Report on Form 8-K dated May 6, 2022, on May 5, 2022 A SPAC II Acquisition Corp. (the “Company”) consummated the IPO of 20,000,000 units (the “Units”) which includes the partial exercise of the over-allotment option granted to the underwriters. Each Unit consists of one ordinary share (“Ordinary Share”), one-half on one redeemable warrant (“Warrant”) entitling its holder to purchase one Ordinary Share at a price of $11.50 per full share and one right (“Right”) to receive one-tenth of one Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000.

As previously disclosed on a Current Report on Form 8-K dated May 6, 2022, on May 5, 2022, simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with A SPAC II (Holdings) Corp., the Company’s sponsor, of 8,966,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $8,966,000. The Private Warrants are identical to the public warrants sold in the IPO, as set forth in the Underwriting Agreement, except as described in the Warrant Agreement.

As of May 5, 2022, a total of $ 203,500,000 ($10.175 per Unit) of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”).

An audited balance sheet as of May 5, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the private placement is included with this report as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Balance Sheet dated May 5, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2022

A SPAC II ACQUISITION CORP.

By:	/s/ Claudius Tsang
Name:	Claudius Tsang
Title:	Chief Executive Officer and Chief Financial Officer